Exhibit 4.2

This SERIES SUPPLEMENT, dated as of February 26, 2026 (this “Supplement”), is by and between CENTERPOINT ENERGY RESTORATION BOND COMPANY III, LLC, a limited liability company created under the laws of the State of Delaware (the “Issuer”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, in its capacity as indenture trustee (the “Indenture Trustee”), for the benefit of the Secured Parties under the Indenture dated as of February 26, 2026 (the “Indenture”), by and among the Issuer, U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, in its capacity as Indenture Trustee, and U.S. BANK NATIONAL ASSOCIATION, in its capacity as a Securities Intermediary.

PRELIMINARY STATEMENT

Section 9.01 of the Indenture provides, among other things, that the Issuer and the Indenture Trustee may at any time enter into an indenture supplemental to the Indenture for the purposes of authorizing the issuance by the Issuer of the System Restoration Bonds and specifying the terms thereof. The Issuer has duly authorized the creation of the System Restoration Bonds with an initial aggregate principal amount of $1,193,474,000 to be known as Series 2026-A Senior Secured System Restoration Bonds (the “Series 2026-A System Restoration Bonds”), and the Issuer and the Indenture Trustee are executing and delivering this Supplement in order to provide for the Series 2026-A System Restoration Bonds.

All terms used in this Supplement that are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein, except to the extent such terms are defined or modified in this Supplement or the context clearly requires otherwise. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplement shall govern.

GRANTING CLAUSE

With respect to the Series 2026-A System Restoration Bonds, the Issuer hereby Grants to the Indenture Trustee, as Indenture Trustee for the benefit of the Secured Parties of the Series 2026-A System Restoration Bonds, all of the Issuer’s right, title and interest (whether now owned or hereafter acquired or arising) in and to (a) the System Restoration Property created under and pursuant to the Financing Order and the Securitization Act, and transferred by the Seller to the Issuer on the date hereof pursuant to the Sale Agreement (including, to the fullest extent permitted by applicable law, the right to impose, bill, charge, collect and receive the System Restoration Charges, the right to obtain periodic adjustments to the System Restoration Charges, and all revenue, collections, claims, rights to payments, payments, money and proceeds arising out of the rights and interests created under the Financing Order), (b) all System Restoration Charges related to the System Restoration Property, (c) the Sale Agreement and the Bill of Sale executed in connection therewith and all property and interests in property transferred under the Sale Agreement and the Bill of Sale with respect to the System Restoration Property and the Series 2026-A System Restoration Bonds, (d) the Servicing Agreement, the Administration Agreement, the Intercreditor Agreement and any subservicing, agency, collection or similar agreements executed in connection therewith, to the extent related to the System Restoration Property and the Series 2026-A System Restoration Bonds, (e) the Collection Account for the Series 2026-A System Restoration Bonds, all Subaccounts thereof and all amounts of cash, instruments, investment property or other assets on deposit therein or credited thereto from time to time or purchased with funds from the Collection Account and all financial assets and securities entitlements carried therein or credited thereto, (f) all rights to compel the Servicer to file for and obtain periodic adjustments to the System Restoration Charges in accordance with the Securitization Act and the Financing Order, (g) all of the other property of the Issuer, other than any cash released to the Issuer by the Indenture Trustee semi-annually from earnings on the Capital Subaccount in accordance with Section 8.02(e)(x) of the Indenture, (h) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing, whether such claims, demands, causes and choses in action constitute System Restoration Property, accounts, general intangibles, instruments, contract rights, chattel paper or proceeds of such items or any other form of property and (i) all payments on or under and all proceeds in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property of any or all of the foregoing, all cash proceeds, accounts, accounts receivable, general intangibles, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, payment intangibles, letter-of-credit rights, investment property, commercial tort claims, documents, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (the “Trust Estate”), it being understood that the following do not constitute the Trust Estate: (x) cash that has been released pursuant to the terms of the Indenture, including Section 8.02(e)(x) of the Indenture and, following retirement of all Outstanding Series 2026-A System Restoration Bonds, pursuant to Section 8.02(e)(xii) of the Indenture, (y) amounts deposited with the Issuer on the Closing Date, for payment of costs of issuance with respect to the Series 2026-A System Restoration Bonds (together with any interest earnings thereon) or (z) proceeds from the sale of the Series 2026-A System Restoration Bonds required to pay the purchase price for the System Restoration Property and paid pursuant to the Sale Agreement and up-front qualified costs (as described in the Financing Order), it being understood that such amounts described in clause (x) and clause (y) above shall not be subject to Section 3.17 of the Indenture. This Supplement covers the foregoing described portion of the System Restoration Property described in the Financing Order.

The foregoing Grant is made in trust to secure the Secured Obligations equally and ratably without prejudice, priority or distinction, except as expressly provided in the Indenture, to secure compliance with the provisions of the Indenture with respect to the Series 2026-A System Restoration Bonds, all as provided in the Indenture and to secure the performance by the Issuer of all of its obligations under the Indenture. The Indenture and this Supplement constitute a security agreement within the meaning of the Securitization Act and under the UCC to the extent that the provisions of the UCC are applicable hereto. The Issuer authorizes the Indenture Trustee (but the Indenture Trustee is not required) to file financing statements covering the Trust Estate, either as described above or by using more general terms as permitted by Section 9-504 of the Texas UCC; provided, however, that such authorization shall not be deemed an obligation.

The Indenture Trustee, as indenture trustee on behalf of the Holders, acknowledges such Grant and accepts the trusts under this Supplement and the Indenture in accordance with the provisions of this Supplement and the Indenture.

SECTION 1.      Designation. The Series 2026-A System Restoration Bonds shall be designated generally as the 2026-A Senior Secured System Restoration Bonds, and further denominated as tranches A-1 through A-3.

SECTION 2.      Initial Principal Amount; Bond Interest Rate; Scheduled Final Payment Date; Final Maturity Date; Required Capital Amount. The Series 2026-A System Restoration Bonds of each tranche shall have the initial principal amount, bear interest at the rates per annum (the “Bond Interest Rate”) and shall have the Scheduled Final Payment Dates and the Final Maturity Dates set forth below:

Tranche	Weighted Average Life	Initial Principal Amount	Bond Interest Rate	Scheduled Final Payment Date	Final Maturity Date
A-1	2.51	$298,370,000	3.899%	December 15, 2030	December 15, 2031
A-2	7.05	$397,825,000	4.480%	June 15, 2035	June 15, 2036
A-3	11.78	$497,279,000	4.864%	December 15, 2039	December 15, 2040

The Bond Interest Rate shall be computed by the Issuer on the basis of a 360-day year of twelve 30-day months.

The Required Capital Amount for the Series 2026-A System Restoration Bonds shall be equal to 0.50% of the initial principal amount thereof.

SECTION 3.      Authentication Date; Payment Dates; Expected Amortization Schedule for Principal; Periodic Interest; Book-Entry System Restoration Bonds.

(a)            Authentication Date. The Series 2026-A System Restoration Bonds that are authenticated and delivered by the Indenture Trustee to or upon the order of the Issuer on February 26, 2026 (the “Closing Date”) shall have as their date of authentication February 26, 2026.

(b)            Payment Dates. The “Payment Dates” for the Series 2026-A System Restoration Bonds are June 15 and December 15 of each year or, if any such date is not a Business Day, the next Business Day, commencing on December 15, 2026 and continuing until the earlier of repayment of the Series 2026-A System Restoration Bonds in full and the Final Maturity Date.

(c)            Expected Sinking Fund Schedule for Principal; Expected Amortization Schedule. Unless an Event of Default shall have occurred and be continuing and a declaration of acceleration of maturity has occurred and not been withdrawn, on each Payment Date, the Indenture Trustee shall distribute to the Holders of record as of the related Record Date amounts payable pursuant to Section 8.02(e) of the Indenture as principal, in the following order and priority: (1) to the holders of the Series 2026-A, Tranche A-1 System Restoration Bonds, until the Outstanding Amount of the Series 2026-A, Tranche A-1 System Restoration Bonds thereof has been reduced to zero; (2) to the holders of the Series 2026-A, Tranche A-2 System Restoration Bonds, until the Outstanding Amount of the Series 2026-A, Tranche A-2 System Restoration Bonds thereof has been reduced to zero; and (3) to the holders of the Series 2026-A, Tranche A-3 System Restoration Bonds, until the Outstanding Amount of the Series 2026-A, Tranche A-3 System Restoration Bonds thereof has been reduced to zero; provided, however, that in no event shall a principal payment pursuant to this Section 3(c) on any tranche on a Payment Date be greater than the amount necessary to reduce the Outstanding Amount of such tranche of Series 2026-A System Restoration Bonds to the amount specified in the Expected Amortization Schedule that is attached as Schedule A hereto for such tranche and Payment Date.

(d)            Periodic Interest. “Periodic Interest” will be payable on each tranche of the Series 2026-A System Restoration Bonds on each Payment Date in an amount equal to one-half of the product of (i) the applicable Bond Interest Rate and (ii) the Outstanding Amount of the related tranche of Series 2026-A System Restoration Bonds as of the close of business on the preceding Payment Date after giving effect to all payments of principal made to the Holders of the related tranche of Series 2026-A System Restoration Bonds on such preceding Payment Date; provided, however, that, with respect to the initial Payment Date, or if no payment has yet been made, interest on the outstanding principal balance will accrue from and including the Closing Date to, but excluding, the following Payment Date.

(e)            Book-Entry System Restoration Bonds. The Series 2026-A System Restoration Bonds shall be Book-Entry System Restoration Bonds, and the applicable provisions of Section 2.11 of the Indenture shall apply to the Series 2026-A System Restoration Bonds.

SECTION 4.      Authorized Denominations. The Series 2026-A System Restoration Bonds shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof, except for one bond, which may be a smaller denomination (the “Authorized Denominations”).

SECTION 5.      Delivery and Payment for the Series 2026-A System Restoration Bonds; Form of the Series 2026-A System Restoration Bonds. The Indenture Trustee shall deliver the Series 2026-A System Restoration Bonds to the Issuer when authenticated in accordance with Section 2.03 of the Indenture. The Series 2026-A System Restoration Bonds of each tranche shall be in the form of Exhibits A, B and C hereto.

SECTION 6.      Ratification of Indenture. As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture, as so supplemented by this Supplement, shall be read, taken and construed as one and the same instrument. This Supplement amends, modifies and supplements the Indenture only insofar as it relates to the Series 2026-A System Restoration Bonds.

SECTION 7.      Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 8.      Governing Law. This Supplement shall be governed by and construed in accordance with the laws of the State of Texas, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 9.        Issuer Obligation. No recourse may be taken directly or indirectly by the Holders with respect to the obligations of the Issuer on the Series 2026-A System Restoration Bonds, under the Indenture or this Supplement or any certificate or other writing delivered in connection herewith or therewith, against (a) the Issuer, other than from the trust estate securing the Series 2026-A System Restoration Bonds, (b) any owner of a membership interest in the Issuer (including CEHE) or (c) any shareholder, partner, owner, beneficiary, officer, director, employee or agent of the Indenture Trustee, the Managers or any owner of a membership interest in the Issuer (including CEHE) in its individual capacity, or of any successor or assign of any of them in their respective individual or corporate capacities, except as any such Person may have expressly agreed in writing. Each Holder by accepting a Series 2026-A System Restoration Bond specifically confirms the non-recourse nature of these obligations and waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Series 2026-A System Restoration Bonds.

SECTION 10.      Indenture Trustee Disclaimer. The Indenture Trustee is not responsible for the validity or sufficiency of this Supplement or for the recitals contained herein.

SECTION 11.      Submission to Non-Exclusive Jurisdiction; Waiver of Jury Trial. Each of the Issuer and the Indenture Trustee and each Holder (by its acceptance of the Series 2026-A System Restoration Bonds) hereby irrevocably submits to the non-exclusive jurisdiction of (A) any Texas State court and any New York State court sitting in The Borough of Manhattan in The City of New York or (B) any U.S. federal court sitting in Texas and any U.S. federal court sitting in The Borough of Manhattan in The City of New York in respect of any suit, action or Proceeding arising out of or relating to this Supplement and the Series 2026-A System Restoration Bonds and irrevocably accepts for itself and in respect of its respective property, generally and unconditionally, jurisdiction of the aforesaid courts. Each of the Issuer, the Indenture Trustee and each Holder (by its acceptance of the Series 2026-A System Restoration Bonds) irrevocably waives, to the fullest extent that it may effectively do so under applicable law, trial by jury.

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

CENTERPOINT ENERGY RESTORATION BOND COMPANY III, LLC, as Issuer

By:	/s/ Patricia L. Martin
	Name:	Patricia L. Martin
	Title:	Vice President and Treasurer

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:	/s/ Matthew M. Smith
	Name:	Matthew M. Smith
	Title:	Vice President

[Signature Page to Series Supplement]

SCHEDULE A
TO SERIES SUPPLEMENT

EXPECTED AMORTIZATION SCHEDULE

OUTSTANDING PRINCIPAL BALANCE

Payment Date	Tranche A-1 Balance	Tranche A-2 Balance	Tranche A-3 Balance
Initial Principal Amount	$298,370,000.00	$397,825,000.00	$497,279,000.00
12/15/2026	247,344,260.10	397,825,000.00	497,279,000.00
6/15/2027	214,501,931.93	397,825,000.00	497,279,000.00
12/15/2027	180,976,319.12	397,825,000.00	497,279,000.00
6/15/2028	146,753,205.93	397,825,000.00	497,279,000.00
12/15/2028	111,818,080.88	397,825,000.00	497,279,000.00
6/15/2029	76,156,130.54	397,825,000.00	497,279,000.00
12/15/2029	39,752,233.34	397,825,000.00	497,279,000.00
6/15/2030	2,590,953.05	397,825,000.00	497,279,000.00
12/15/2030	-	362,481,532.32	497,279,000.00
6/15/2031	-	323,671,824.63	497,279,000.00
12/15/2031	-	283,960,179.33	497,279,000.00
6/15/2032	-	243,325,635.39	497,279,000.00
12/15/2032	-	201,746,744.65	497,279,000.00
6/15/2033	-	159,201,560.49	497,279,000.00
12/15/2033	-	115,667,626.26	497,279,000.00
6/15/2034	-	71,121,963.39	497,279,000.00
12/15/2034	-	25,541,059.31	497,279,000.00
6/15/2035	-	-	476,179,855.03
12/15/2035	-	-	428,411,318.69
6/15/2036	-	-	379,432,088.80
12/15/2036	-	-	329,211,480.34
6/15/2037	-	-	277,718,030.55
12/15/2037	-	-	224,919,479.27
6/15/2038	-	-	170,782,748.71
12/15/2038	-	-	115,273,922.72
6/15/2039	-	-	58,358,225.53
12/15/2039	-	-	-

EXHIBIT A
TO SERIES SUPPLEMENT

FORM OF TRANCHE A-1 OF SERIES 2026-A SENIOR SECURED SYSTEM

RESTORATION BONDS

(see attached)

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OR ENTITY IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. 001	$298,370,000
Tranche A-1	CUSIP No.: 15202G AA6

THE PRINCIPAL OF THIS SERIES 2026-A, TRANCHE A-1 SENIOR SECURED SYSTEM RESTORATION BOND, (THIS “SYSTEM RESTORATION BOND”) WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS SYSTEM RESTORATION BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE. THE HOLDER OF THIS SYSTEM RESTORATION BOND HAS NO RECOURSE TO THE ISSUER HEREOF AND AGREES TO LOOK ONLY TO THE TRUST ESTATE, AS DESCRIBED IN THE INDENTURE, FOR PAYMENT OF ANY AMOUNTS DUE HEREUNDER. ALL OBLIGATIONS OF THE ISSUER OF THIS SYSTEM RESTORATION BOND UNDER THE TERMS OF THE INDENTURE WILL BE RELEASED AND DISCHARGED UPON PAYMENT IN FULL HEREOF OR AS OTHERWISE PROVIDED IN SECTION 3.11(b) OR ARTICLE IV OF THE INDENTURE. THE HOLDER OF THIS SYSTEM RESTORATION BOND HEREBY COVENANTS AND AGREES THAT PRIOR TO THE DATE THAT IS ONE YEAR AND ONE DAY AFTER THE PAYMENT IN FULL OF THIS SYSTEM RESTORATION BOND, IT WILL NOT INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON IN INSTITUTING AGAINST, THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS OR OTHER SIMILAR PROCEEDING UNDER THE LAWS OF THE UNITED STATES OR ANY STATE OF THE UNITED STATES. NOTHING IN THIS PARAGRAPH SHALL PRECLUDE, OR BE DEEMED TO ESTOP, SUCH HOLDER (A) FROM TAKING OR OMITTING TO TAKE ANY ACTION PRIOR TO SUCH DATE IN (I) ANY CASE OR PROCEEDING VOLUNTARILY FILED OR COMMENCED BY OR ON BEHALF OF THE ISSUER UNDER OR PURSUANT TO ANY SUCH LAW OR (II) ANY INVOLUNTARY CASE OR PROCEEDING PERTAINING TO THE ISSUER THAT IS FILED OR COMMENCED BY OR ON BEHALF OF A PERSON OTHER THAN SUCH HOLDER AND IS NOT JOINED IN BY SUCH HOLDER (OR ANY PERSON TO WHICH SUCH HOLDER SHALL HAVE ASSIGNED, TRANSFERRED OR OTHERWISE CONVEYED ANY PART OF THE OBLIGATIONS OF THE ISSUER HEREUNDER) UNDER OR PURSUANT TO ANY SUCH LAW OR (B) FROM COMMENCING OR PROSECUTING ANY LEGAL ACTION THAT IS NOT AN INVOLUNTARY CASE OR PROCEEDING UNDER OR PURSUANT TO ANY SUCH LAW AGAINST THE ISSUER OR ANY OF ITS PROPERTIES.

NEITHER THE FULL FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF TEXAS IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, OR INTEREST ON, THIS SERIES 2026-A SENIOR SECURED SYSTEM RESTORATION BOND, TRANCHE A-1.

CENTERPOINT ENERGY RESTORATION BOND COMPANY III, LLC
SERIES 2026-A SENIOR SECURED SYSTEM RESTORATION BONDS, TRANCHE A-1

BOND INTEREST RATE	ORIGINAL PRINCIPAL AMOUNT	SCHEDULED FINAL PAYMENT DATE	FINAL MATURITY DATE
3.899%	$298,370,000	December 15, 2030	December 15, 2031

CenterPoint Energy Restoration Bond Company III, LLC, a limited liability company created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the Original Principal Amount shown above in semi-annual installments on the Payment Dates and in the amounts specified below or, if less, the amounts determined pursuant to Section 8.02 of the Indenture, in each year, commencing on the date determined as provided below and ending on or before the Final Maturity Date shown above and to pay interest, at the Bond Interest Rate shown above, on each June 15 and December 15 or, if any such day is not a Business Day, the next Business Day, commencing on December 15, 2026 and continuing until the earlier of the payment in full of the principal hereof and the Final Maturity Date (each, a “Payment Date”), on the principal amount of this System Restoration Bond. Interest on this System Restoration Bond will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this System Restoration Bond shall be paid in the manner specified below.

The principal of and interest on this System Restoration Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this System Restoration Bond shall be applied first to interest due and payable on this System Restoration Bond as provided above and then to the unpaid principal of and premium, if any, on this System Restoration Bond, all in the manner set forth in the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual, electronic or facsimile signature, this System Restoration Bond shall not be entitled to any benefit under the Indenture referred to below or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually, electronically or in facsimile, by its Responsible Officer.

Date: February 26, 2026	CENTERPOINT ENERGY RESTORATION BOND COMPANY III, LLC, as Issuer

By:
Name:
Title:

INDENTURE TRUSTEE’S
CERTIFICATE OF AUTHENTICATION

Dated: February 26, 2026

This is one of the Series 2026-A, Tranche A-1 Senior Secured System Restoration Bonds, designated above and referred to in the within-mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Indenture Trustee

By:
Name:
Title:

This Senior Secured System Restoration Bond, Series 2026-A, tranche A-1 is one of a duly authorized issue of Series 2026-A Senior Secured System Restoration Bonds of the Issuer (herein called the “Series 2026-A Bonds”), which Series are issuable in one or more tranches. The Series 2026-A Bonds consist of three tranches, including the Tranche A-1 Series 2026-A Senior Secured Bonds, which include this Senior Secured Bond (herein called the “Tranche A-1 System Restoration Bonds”), all issued and to be issued under that certain Indenture dated as of February 26, 2026 (as supplemented by the Series Supplement (as defined below), the “Indenture”), by and among the Issuer, U.S. Bank Trust Company, National Association, in its capacity as indenture trustee (the “Indenture Trustee”, which term includes any successor indenture trustee under the Indenture), and U.S. Bank National Association, in its capacity as a securities intermediary (the “Securities Intermediary”, which term includes any successor securities intermediary under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Series 2026-A Bonds. For purposes herein, “Series Supplement” means that certain Series Supplement dated as of February 26, 2026 by and between the Issuer and the Indenture Trustee. All terms used in this Tranche A-1 System Restoration Bond that are defined in the Indenture, as amended, restated, supplemented or otherwise modified from time to time, shall have the meanings assigned to such terms in the Indenture.

All tranches of the Series 2026-A Bonds are equally and ratably secured by the Trust Estate pledged as security therefor as provided in the Indenture.

The principal of this Tranche A-1 System Restoration Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account for the Series 2026-A Bonds are available therefor, and only until the outstanding principal balance thereof on the preceding Payment Date (after giving effect to all payments of principal, if any, made on the preceding Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule that is attached to the Series Supplement as Schedule A, unless payable earlier because an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders representing a majority of the Outstanding Amount of the Series 2026-A Bonds have declared the Series 2026-A Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture). However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02 of the Indenture. The entire unpaid principal amount of this Tranche A-1 System Restoration Bond shall be due and payable on the Final Maturity Date hereof. Notwithstanding the foregoing, the entire unpaid principal amount of the Series 2026-A Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Series 2026-A Bonds representing a majority of the Outstanding Amount of the Series 2026-A Bonds have declared the Series 2026-A Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture). All principal payments on the Tranche A-1 System Restoration Bonds shall be made pro rata to the Holders of the Tranche A-1 System Restoration Bonds entitled thereto based on the respective principal amounts of the Tranche A-1 System Restoration Bonds held by them.

Payments of interest on this Tranche A-1 System Restoration Bond due and payable on each Payment Date, together with the installment of principal or premium, if any, shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Tranche A-1 System Restoration Bond (or one or more Predecessor Tranche A-1 System Restoration Bonds) on the System Restoration Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Indenture or the Series Supplement, except that (a) upon application to the Indenture Trustee by any Holder owning a Global System Restoration Bond evidencing this Tranche A-1 System Restoration Bond not later than the applicable Record Date, payment will be made by wire transfer to an account maintained by such Holder, and (b) if this Tranche A-1 System Restoration Bond is held in Book-Entry Form, payments will be made by wire transfer in immediately available funds to the account designated by the Holder of the applicable Global System Restoration Bond evidencing this Tranche A-1 System Restoration Bond unless and until such Global System Restoration Bond is exchanged for Definitive System Restoration Bonds (in which event payments shall be made as provided above) and except for the final installment of principal and premium, if any, payable with respect to this Tranche A-1 System Restoration Bond on a Payment Date, which shall be payable as provided below. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the System Restoration Bond Register as of the applicable Record Date without requiring that this Tranche A-1 System Restoration Bond be submitted for notation of payment. Any reduction in the principal amount of this Tranche A-1 System Restoration Bond (or any one or more Predecessor Tranche A-1 System Restoration Bonds) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Tranche A-1 System Restoration Bond and of any Tranche A-1 System Restoration Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then-remaining unpaid principal amount of this Tranche A-1 System Restoration Bond on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice sent no later than five (5) days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of this Tranche A-1 System Restoration Bond and shall specify the place where this Tranche A-1 System Restoration Bond may be presented and surrendered for payment of such installment.

The Issuer shall pay interest on overdue installments of interest at the Bond Interest Rate to the extent lawful.

This Tranche A-1 System Restoration Bond is a “transition bond” as such term is defined in the Securitization Act. Principal and interest on this Tranche A-1 System Restoration Bond are payable from and secured primarily by the System Restoration Property authorized by the Financing Order. System restoration property is known as “transition property” in the Securitization Act. Section 39.310 of the Securitization Act provides that the State of Texas pledges “for the benefit and protection of financing parties and the electric utility, that it will not take or permit any action that would impair the value of the transition property, or except as permitted . . . [through the Transition Charge Adjustment Process] . . . reduce, alter, or impair the transition charges to be imposed, collected, and remitted to financing parties, until the principal, interest, and premium, and any other charges incurred and contracts to be performed in connection with the related transition bonds have been paid and performed in full.”

The Issuer acknowledges that the purchase of this Tranche A-1 System Restoration Bond by the Holder hereof or the purchase of any beneficial interest herein by any Person are made in reliance on the foregoing pledge by the State of Texas.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Tranche A-1 System Restoration Bond may be registered on the System Restoration Bond Register upon surrender of this Tranche A-1 System Restoration Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by, (a) a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an institution which is a member of one of the following recognized signature guaranty programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other signature guaranty program acceptable to the Indenture Trustee, and (b) such other documents as the Indenture Trustee may require, and thereupon one or more new Tranche A-1 System Restoration Bonds of Authorized Denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Tranche A-1 System Restoration Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 2.04 or Section 2.06 of the Indenture not involving any transfer.

Each Holder, by acceptance of a Tranche A-1 System Restoration Bond, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Tranche A-1 System Restoration Bonds or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Issuer, other than from the trust estate securing the Series 2026-A Bonds, (b) any owner of a membership interest in the Issuer (including CEHE) or (c) any shareholder, partner, owner, beneficiary, agent, officer or employee of the Indenture Trustee, the Managers or any owner of a membership interest in the Issuer (including CEHE) in its respective individual or corporate capacities, or of any successor or assign of any of them in their individual or corporate capacities, except as any such Person may have expressly agreed in writing. Each Holder by accepting a Tranche A-1 System Restoration Bond specifically confirms the non-recourse nature of these obligations and waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Tranche A-1 System Restoration Bonds.

Prior to the due presentment for registration of transfer of this Tranche A-1 System Restoration Bond, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Tranche A-1 System Restoration Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Tranche A-1 System Restoration Bond and for all other purposes whatsoever, whether or not this Tranche A-1 System Restoration Bond be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer with the consent of the Holders representing a majority of the Outstanding Amount of all Series 2026-A System Restoration Bonds at the time outstanding of each tranche to be affected and upon the satisfaction of the Rating Agency Condition and the Texas Commission Condition. The Indenture also contains provisions permitting the Holders representing specified percentages of the Outstanding Amount of the Series 2026-A System Restoration Bonds, on behalf of the Holders of all the Series 2026-A System Restoration Bonds, with the satisfaction of the Texas Commission Condition, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Tranche A-1 System Restoration Bond (or any one of more Predecessor Tranche A-1 System Restoration Bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Tranche A-1 System Restoration Bond and of any Tranche A-1 System Restoration Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Tranche A-1 System Restoration Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders issued thereunder, but with the satisfaction of the Texas Commission Condition.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on a Series 2026-A System Restoration Bond and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Issuer with certain conditions set forth in the Indenture, which provisions apply to this Tranche A-1 System Restoration Bond.

The term “Issuer” as used in this Tranche A-1 System Restoration Bond includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders under the Indenture.

The Tranche A-1 System Restoration Bonds are issuable only in registered form in denominations as provided in the Indenture and the Series Supplement subject to certain limitations therein set forth.

This Tranche A-1 System Restoration Bond, the Indenture and the Series Supplement shall be construed in accordance with the laws of the State of Texas, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

Each Holder (by its acceptance of this Tranche A-1 System Restoration Bond) hereby irrevocably submits to the non-exclusive jurisdiction of (A) any Texas State court and any New York State court sitting in The Borough of Manhattan in The City of New York or (B) any U.S. federal court sitting in Texas and any U.S. federal court sitting in The Borough of Manhattan in The City of New York in respect of any suit, action or proceeding arising out of or relating to this Indenture and this Tranche A-1 System Restoration Bond and irrevocably accepts for itself and in respect of its respective property, generally and unconditionally, jurisdiction of the aforesaid courts. Each Holder (by its acceptance of this Tranche A-1 System Restoration Bond) irrevocably waives, to the fullest extent that it may effectively do so under applicable law, trial by jury.

No reference herein to the Indenture and no provision of this Tranche A-1 System Restoration Bond or of the Indenture shall alter or impair the obligation, which is absolute and unconditional, to pay the principal of and interest on this Tranche A-1 System Restoration Bond at the times, place and rate and in the coin or currency herein prescribed.

The Issuer and the Indenture Trustee, by entering into the Indenture, and the Holders and any Persons holding a beneficial interest in any Tranche A-1 System Restoration Bond, by acquiring any Tranche A-1 System Restoration Bond or interest therein, (a) express their intention that, solely for the purpose of U.S. federal income tax and, to the extent consistent with applicable state, local and other tax law, solely for the purpose of state, local and other taxes, the Tranche A-1 System Restoration Bonds qualify under applicable tax law as indebtedness of Utility Holding secured by the Trust Estate and (b) solely for purposes of U.S. federal income tax and, to the extent consistent with applicable state, local and other tax law, solely for purposes of state, local and other taxes, so long as any of the Tranche A-1 System Restoration Bonds are outstanding, agree to treat the Tranche A-1 System Restoration Bonds as indebtedness of Utility Holding secured by the Trust Estate unless otherwise required by appropriate taxing authorities.

The Issuer and the Indenture Trustee, by entering into the Indenture, and the Holders and any Persons holding a beneficial interest in any Tranche A-1 System Restoration Bond, by acquiring any Tranche A-1 System Restoration Bond or interest therein, expressly agree to be bound by the Intercreditor Agreement.

ABBREVIATIONS

The following abbreviations, when used above on this Series 2026-A System Restoration Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common

TEN ENT	as tenants by the entireties

JT TEN	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT	_________________________ Custodian ________________________
	(Custodian)	(minor)
Under Uniform Gifts to Minor Act (____________________)
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee ____________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Tranche A-1 System Restoration Bond and all rights thereunder, and hereby irrevocably constitutes and appoints ____________, attorney, to transfer said Tranche A-1 System Restoration Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
Signature Guaranteed:

The signature to this assignment must correspond with the name of the registered owner as it appears on the within Tranche A-1 System Restoration Bond in every particular, without alteration, enlargement or any change whatsoever.

NOTE: Signature(s) must be guaranteed by an institution that is a member of: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other signature guaranty program acceptable to the Indenture Trustee.

EXHIBIT B
TO SERIES SUPPLEMENT

FORM OF TRANCHE A-2 OF SERIES 2026-A SENIOR SYSTEM RESTORATION BONDS

(see attached)

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OR ENTITY IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. 001	$397,825,000
Tranche A-2	CUSIP No.: 15202G AB4

THE PRINCIPAL OF THIS SERIES 2026-A, TRANCHE A-2 SENIOR SECURED SYSTEM RESTORATION BOND, (THIS “SYSTEM RESTORATION BOND”) WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS SYSTEM RESTORATION BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE. THE HOLDER OF THIS SYSTEM RESTORATION BOND HAS NO RECOURSE TO THE ISSUER HEREOF AND AGREES TO LOOK ONLY TO THE TRUST ESTATE, AS DESCRIBED IN THE INDENTURE, FOR PAYMENT OF ANY AMOUNTS DUE HEREUNDER. ALL OBLIGATIONS OF THE ISSUER OF THIS SYSTEM RESTORATION BOND UNDER THE TERMS OF THE INDENTURE WILL BE RELEASED AND DISCHARGED UPON PAYMENT IN FULL HEREOF OR AS OTHERWISE PROVIDED IN SECTION 3.11(b) OR ARTICLE IV OF THE INDENTURE. THE HOLDER OF THIS SYSTEM RESTORATION BOND HEREBY COVENANTS AND AGREES THAT PRIOR TO THE DATE THAT IS ONE YEAR AND ONE DAY AFTER THE PAYMENT IN FULL OF THIS SYSTEM RESTORATION BOND, IT WILL NOT INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON IN INSTITUTING AGAINST, THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS OR OTHER SIMILAR PROCEEDING UNDER THE LAWS OF THE UNITED STATES OR ANY STATE OF THE UNITED STATES. NOTHING IN THIS PARAGRAPH SHALL PRECLUDE, OR BE DEEMED TO ESTOP, SUCH HOLDER (A) FROM TAKING OR OMITTING TO TAKE ANY ACTION PRIOR TO SUCH DATE IN (I) ANY CASE OR PROCEEDING VOLUNTARILY FILED OR COMMENCED BY OR ON BEHALF OF THE ISSUER UNDER OR PURSUANT TO ANY SUCH LAW OR (II) ANY INVOLUNTARY CASE OR PROCEEDING PERTAINING TO THE ISSUER THAT IS FILED OR COMMENCED BY OR ON BEHALF OF A PERSON OTHER THAN SUCH HOLDER AND IS NOT JOINED IN BY SUCH HOLDER (OR ANY PERSON TO WHICH SUCH HOLDER SHALL HAVE ASSIGNED, TRANSFERRED OR OTHERWISE CONVEYED ANY PART OF THE OBLIGATIONS OF THE ISSUER HEREUNDER) UNDER OR PURSUANT TO ANY SUCH LAW OR (B) FROM COMMENCING OR PROSECUTING ANY LEGAL ACTION THAT IS NOT AN INVOLUNTARY CASE OR PROCEEDING UNDER OR PURSUANT TO ANY SUCH LAW AGAINST THE ISSUER OR ANY OF ITS PROPERTIES.

NEITHER THE FULL FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF TEXAS IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, OR INTEREST ON, THIS SERIES 2026-A SENIOR SECURED SYSTEM RESTORATION BOND, TRANCHE A-2.

CENTERPOINT ENERGY RESTORATION BOND COMPANY III, LLC
SERIES 2026-A SENIOR SECURED SYSTEM RESTORATION BONDS, TRANCHE A-2

BOND INTEREST RATE	ORIGINAL PRINCIPAL AMOUNT	SCHEDULED FINAL PAYMENT DATE	FINAL MATURITY DATE
4.480%	$397,825,000	June 15, 2035	June 15, 2036

CenterPoint Energy Restoration Bond Company III, LLC, a limited liability company created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the Original Principal Amount shown above in semi-annual installments on the Payment Dates and in the amounts specified below or, if less, the amounts determined pursuant to Section 8.02 of the Indenture, in each year, commencing on the date determined as provided below and ending on or before the Final Maturity Date shown above and to pay interest, at the Bond Interest Rate shown above, on each June 15 and December 15 or, if any such day is not a Business Day, the next Business Day, commencing on December 15, 2026 and continuing until the earlier of the payment in full of the principal hereof and the Final Maturity Date (each, a “Payment Date”), on the principal amount of this System Restoration Bond. Interest on this System Restoration Bond will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this System Restoration Bond shall be paid in the manner specified below.

The principal of and interest on this System Restoration Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this System Restoration Bond shall be applied first to interest due and payable on this System Restoration Bond as provided above and then to the unpaid principal of and premium, if any, on this System Restoration Bond, all in the manner set forth in the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual, electronic or facsimile signature, this System Restoration Bond shall not be entitled to any benefit under the Indenture referred to below or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually, electronically or in facsimile, by its Responsible Officer.

Date: February 26, 2026	CENTERPOINT ENERGY RESTORATION BOND COMPANY III, LLC, as Issuer

By:
Name:
Title:

INDENTURE TRUSTEE’S
CERTIFICATE OF AUTHENTICATION

Dated: February 26, 2026

This is one of the Series 2026-A, Tranche A-2 Senior Secured System Restoration Bonds, designated above and referred to in the within-mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Indenture Trustee

By:
Name:
Title:

This Senior Secured System Restoration Bond, Series 2026-A, tranche A-2 is one of a duly authorized issue of Series 2026-A Senior Secured System Restoration Bonds of the Issuer (herein called the “Series 2026-A Bonds”), which Series are issuable in one or more tranches. The Series 2026-A Bonds consist of three tranches, including the Tranche A-2 Series 2026-A Senior Secured Bonds, which include this Senior Secured Bond (herein called the “Tranche A-2 System Restoration Bonds”), all issued and to be issued under that certain Indenture dated as of February 26, 2026 (as supplemented by the Series Supplement (as defined below), the “Indenture”), by and among the Issuer, U.S. Bank Trust Company, National Association, in its capacity as indenture trustee (the “Indenture Trustee”, which term includes any successor indenture trustee under the Indenture), and U.S. Bank National Association, in its capacity as a securities intermediary (the “Securities Intermediary”, which term includes any successor securities intermediary under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Series 2026-A Bonds. For purposes herein, “Series Supplement” means that certain Series Supplement dated as of February 26, 2026 by and between the Issuer and the Indenture Trustee. All terms used in this Tranche A-2 System Restoration Bond that are defined in the Indenture, as amended, restated, supplemented or otherwise modified from time to time, shall have the meanings assigned to such terms in the Indenture.

All tranches of the Series 2026-A Bonds are equally and ratably secured by the Trust Estate pledged as security therefor as provided in the Indenture.

The principal of this Tranche A-2 System Restoration Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account for the Series 2026-A Bonds are available therefor, and only until the outstanding principal balance thereof on the preceding Payment Date (after giving effect to all payments of principal, if any, made on the preceding Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule that is attached to the Series Supplement as Schedule A, unless payable earlier because an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders representing a majority of the Outstanding Amount of the Series 2026-A Bonds have declared the Series 2026-A Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture). However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02 of the Indenture. The entire unpaid principal amount of this Tranche A-2 System Restoration Bond shall be due and payable on the Final Maturity Date hereof. Notwithstanding the foregoing, the entire unpaid principal amount of the Series 2026-A Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Series 2026-A Bonds representing a majority of the Outstanding Amount of the Series 2026-A Bonds have declared the Series 2026-A Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture). All principal payments on the Tranche A-2 System Restoration Bonds shall be made pro rata to the Holders of the Tranche A-2 System Restoration Bonds entitled thereto based on the respective principal amounts of the Tranche A-2 System Restoration Bonds held by them.

Payments of interest on this Tranche A-2 System Restoration Bond due and payable on each Payment Date, together with the installment of principal or premium, if any, shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Tranche A-2 System Restoration Bond (or one or more Predecessor Tranche A-2 System Restoration Bonds) on the System Restoration Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Indenture or the Series Supplement, except that (a) upon application to the Indenture Trustee by any Holder owning a Global System Restoration Bond evidencing this Tranche A-2 System Restoration Bond not later than the applicable Record Date, payment will be made by wire transfer to an account maintained by such Holder, and (b) if this Tranche A-2 System Restoration Bond is held in Book-Entry Form, payments will be made by wire transfer in immediately available funds to the account designated by the Holder of the applicable Global System Restoration Bond evidencing this Tranche A-2 System Restoration Bond unless and until such Global System Restoration Bond is exchanged for Definitive System Restoration Bonds (in which event payments shall be made as provided above) and except for the final installment of principal and premium, if any, payable with respect to this Tranche A-2 System Restoration Bond on a Payment Date, which shall be payable as provided below. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the System Restoration Bond Register as of the applicable Record Date without requiring that this Tranche A-2 System Restoration Bond be submitted for notation of payment. Any reduction in the principal amount of this Tranche A-2 System Restoration Bond (or any one or more Predecessor Tranche A-2 System Restoration Bonds) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Tranche A-2 System Restoration Bond and of any Tranche A-2 System Restoration Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then-remaining unpaid principal amount of this Tranche A-2 System Restoration Bond on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice sent no later than five (5) days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of this Tranche A-2 System Restoration Bond and shall specify the place where this Tranche A-2 System Restoration Bond may be presented and surrendered for payment of such installment.

The Issuer shall pay interest on overdue installments of interest at the Bond Interest Rate to the extent lawful.

This Tranche A-2 System Restoration Bond is a “transition bond” as such term is defined in the Securitization Act. Principal and interest on this Tranche A-2 System Restoration Bond are payable from and secured primarily by the System Restoration Property authorized by the Financing Order. System restoration property is known as “transition property” in the Securitization Act. Section 39.310 of the Securitization Act provides that the State of Texas pledges “for the benefit and protection of financing parties and the electric utility, that it will not take or permit any action that would impair the value of the transition property, or except as permitted . . . [through the Transition Charge Adjustment Process] . . . reduce, alter, or impair the transition charges to be imposed, collected, and remitted to financing parties, until the principal, interest, and premium, and any other charges incurred and contracts to be performed in connection with the related transition bonds have been paid and performed in full.”

The Issuer acknowledges that the purchase of this Tranche A-2 System Restoration Bond by the Holder hereof or the purchase of any beneficial interest herein by any Person are made in reliance on the foregoing pledge by the State of Texas.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Tranche A-2 System Restoration Bond may be registered on the System Restoration Bond Register upon surrender of this Tranche A-2 System Restoration Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by, (a) a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an institution which is a member of one of the following recognized signature guaranty programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other signature guaranty program acceptable to the Indenture Trustee, and (b) such other documents as the Indenture Trustee may require, and thereupon one or more new Tranche A-2 System Restoration Bonds of Authorized Denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Tranche A-2 System Restoration Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 2.04 or Section 2.06 of the Indenture not involving any transfer.

Each Holder, by acceptance of a Tranche A-2 System Restoration Bond, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Tranche A-2 System Restoration Bonds or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Issuer, other than from the trust estate securing the Series 2026-A Bonds, (b) any owner of a membership interest in the Issuer (including CEHE) or (c) any shareholder, partner, owner, beneficiary, agent, officer or employee of the Indenture Trustee, the Managers or any owner of a membership interest in the Issuer (including CEHE) in its respective individual or corporate capacities, or of any successor or assign of any of them in their individual or corporate capacities, except as any such Person may have expressly agreed in writing. Each Holder by accepting a Tranche A-2 System Restoration Bond specifically confirms the non-recourse nature of these obligations and waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Tranche A-2 System Restoration Bonds.

Prior to the due presentment for registration of transfer of this Tranche A-2 System Restoration Bond, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Tranche A-2 System Restoration Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Tranche A-2 System Restoration Bond and for all other purposes whatsoever, whether or not this Tranche A-2 System Restoration Bond be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer with the consent of the Holders representing a majority of the Outstanding Amount of all Series 2026-A System Restoration Bonds at the time outstanding of each tranche to be affected and upon the satisfaction of the Rating Agency Condition and the Texas Commission Condition. The Indenture also contains provisions permitting the Holders representing specified percentages of the Outstanding Amount of the Series 2026-A System Restoration Bonds, on behalf of the Holders of all the Series 2026-A System Restoration Bonds, with the satisfaction of the Texas Commission Condition, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Tranche A-2 System Restoration Bond (or any one of more Predecessor Tranche A-2 System Restoration Bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Tranche A-2 System Restoration Bond and of any Tranche A-2 System Restoration Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Tranche A-2 System Restoration Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders issued thereunder, but with the satisfaction of the Texas Commission Condition.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on a Series 2026-A System Restoration Bond and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Issuer with certain conditions set forth in the Indenture, which provisions apply to this Tranche A-2 System Restoration Bond.

The term “Issuer” as used in this Tranche A-2 System Restoration Bond includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders under the Indenture.

The Tranche A-2 System Restoration Bonds are issuable only in registered form in denominations as provided in the Indenture and the Series Supplement subject to certain limitations therein set forth.

This Tranche A-2 System Restoration Bond, the Indenture and the Series Supplement shall be construed in accordance with the laws of the State of Texas, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

Each Holder (by its acceptance of this Tranche A-2 System Restoration Bond) hereby irrevocably submits to the non-exclusive jurisdiction of (A) any Texas State court and any New York State court sitting in The Borough of Manhattan in The City of New York or (B) any U.S. federal court sitting in Texas and any U.S. federal court sitting in The Borough of Manhattan in The City of New York in respect of any suit, action or proceeding arising out of or relating to this Indenture and this Tranche A-2 System Restoration Bond and irrevocably accepts for itself and in respect of its respective property, generally and unconditionally, jurisdiction of the aforesaid courts. Each Holder (by its acceptance of this Tranche A-2 System Restoration Bond) irrevocably waives, to the fullest extent that it may effectively do so under applicable law, trial by jury.

No reference herein to the Indenture and no provision of this Tranche A-2 System Restoration Bond or of the Indenture shall alter or impair the obligation, which is absolute and unconditional, to pay the principal of and interest on this Tranche A-2 System Restoration Bond at the times, place and rate and in the coin or currency herein prescribed.

The Issuer and the Indenture Trustee, by entering into the Indenture, and the Holders and any Persons holding a beneficial interest in any Tranche A-2 System Restoration Bond, by acquiring any Tranche A-2 System Restoration Bond or interest therein, (a) express their intention that, solely for the purpose of U.S. federal income tax and, to the extent consistent with applicable state, local and other tax law, solely for the purpose of state, local and other taxes, the Tranche A-2 System Restoration Bonds qualify under applicable tax law as indebtedness of Utility Holding secured by the Trust Estate and (b) solely for purposes of U.S. federal income tax and, to the extent consistent with applicable state, local and other tax law, solely for purposes of state, local and other taxes, so long as any of the Tranche A-2 System Restoration Bonds are outstanding, agree to treat the Tranche A-2 System Restoration Bonds as indebtedness of Utility Holding secured by the Trust Estate unless otherwise required by appropriate taxing authorities.

The Issuer and the Indenture Trustee, by entering into the Indenture, and the Holders and any Persons holding a beneficial interest in any Tranche A-2 System Restoration Bond, by acquiring any Tranche A-2 System Restoration Bond or interest therein, expressly agree to be bound by the Intercreditor Agreement.

ABBREVIATIONS

The following abbreviations, when used above on this Series 2026-A System Restoration Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common

TEN ENT	as tenants by the entireties

JT TEN	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT	_________________________ Custodian ________________________
	(Custodian)	(minor)
Under Uniform Gifts to Minor Act (____________________)
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee ____________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Tranche A-2 System Restoration Bond and all rights thereunder, and hereby irrevocably constitutes and appoints ____________, attorney, to transfer said Tranche A-2 System Restoration Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
Signature Guaranteed:

The signature to this assignment must correspond with the name of the registered owner as it appears on the within Tranche A-2 System Restoration Bond in every particular, without alteration, enlargement or any change whatsoever.

NOTE: Signature(s) must be guaranteed by an institution that is a member of: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other signature guaranty program acceptable to the Indenture Trustee.

EXHIBIT C
TO SERIES SUPPLEMENT

FORM OF TRANCHE A-3 OF SERIES 2026-A SENIOR SYSTEM RESTORATION BONDS

(see attached)

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OR ENTITY IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. 001	$497,279,000
Tranche A-3	CUSIP No.: 15202G AC2

THE PRINCIPAL OF THIS SERIES 2026-A, TRANCHE A-3 SENIOR SECURED SYSTEM RESTORATION BOND, (THIS “SYSTEM RESTORATION BOND”) WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS SYSTEM RESTORATION BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE. THE HOLDER OF THIS SYSTEM RESTORATION BOND HAS NO RECOURSE TO THE ISSUER HEREOF AND AGREES TO LOOK ONLY TO THE TRUST ESTATE, AS DESCRIBED IN THE INDENTURE, FOR PAYMENT OF ANY AMOUNTS DUE HEREUNDER. ALL OBLIGATIONS OF THE ISSUER OF THIS SYSTEM RESTORATION BOND UNDER THE TERMS OF THE INDENTURE WILL BE RELEASED AND DISCHARGED UPON PAYMENT IN FULL HEREOF OR AS OTHERWISE PROVIDED IN SECTION 3.11(b) OR ARTICLE IV OF THE INDENTURE. THE HOLDER OF THIS SYSTEM RESTORATION BOND HEREBY COVENANTS AND AGREES THAT PRIOR TO THE DATE THAT IS ONE YEAR AND ONE DAY AFTER THE PAYMENT IN FULL OF THIS SYSTEM RESTORATION BOND, IT WILL NOT INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON IN INSTITUTING AGAINST, THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS OR OTHER SIMILAR PROCEEDING UNDER THE LAWS OF THE UNITED STATES OR ANY STATE OF THE UNITED STATES. NOTHING IN THIS PARAGRAPH SHALL PRECLUDE, OR BE DEEMED TO ESTOP, SUCH HOLDER (A) FROM TAKING OR OMITTING TO TAKE ANY ACTION PRIOR TO SUCH DATE IN (I) ANY CASE OR PROCEEDING VOLUNTARILY FILED OR COMMENCED BY OR ON BEHALF OF THE ISSUER UNDER OR PURSUANT TO ANY SUCH LAW OR (II) ANY INVOLUNTARY CASE OR PROCEEDING PERTAINING TO THE ISSUER THAT IS FILED OR COMMENCED BY OR ON BEHALF OF A PERSON OTHER THAN SUCH HOLDER AND IS NOT JOINED IN BY SUCH HOLDER (OR ANY PERSON TO WHICH SUCH HOLDER SHALL HAVE ASSIGNED, TRANSFERRED OR OTHERWISE CONVEYED ANY PART OF THE OBLIGATIONS OF THE ISSUER HEREUNDER) UNDER OR PURSUANT TO ANY SUCH LAW OR (B) FROM COMMENCING OR PROSECUTING ANY LEGAL ACTION THAT IS NOT AN INVOLUNTARY CASE OR PROCEEDING UNDER OR PURSUANT TO ANY SUCH LAW AGAINST THE ISSUER OR ANY OF ITS PROPERTIES.

NEITHER THE FULL FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF TEXAS IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, OR INTEREST ON, THIS SERIES 2026-A SENIOR SECURED SYSTEM RESTORATION BOND, TRANCHE A-3.

CENTERPOINT ENERGY RESTORATION BOND COMPANY III, LLC
SERIES 2026-A SENIOR SECURED SYSTEM RESTORATION BONDS, TRANCHE A-3

BOND INTEREST RATE	ORIGINAL PRINCIPAL AMOUNT	SCHEDULED FINAL PAYMENT DATE	FINAL MATURITY DATE
4.864%	$497,279,000	December 15, 2039	December 15, 2040

CenterPoint Energy Restoration Bond Company III, LLC, a limited liability company created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the Original Principal Amount shown above in semi-annual installments on the Payment Dates and in the amounts specified below or, if less, the amounts determined pursuant to Section 8.02 of the Indenture, in each year, commencing on the date determined as provided below and ending on or before the Final Maturity Date shown above and to pay interest, at the Bond Interest Rate shown above, on each June 15 and December 15 or, if any such day is not a Business Day, the next Business Day, commencing on December 15, 2026 and continuing until the earlier of the payment in full of the principal hereof and the Final Maturity Date (each, a “Payment Date”), on the principal amount of this System Restoration Bond. Interest on this System Restoration Bond will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this System Restoration Bond shall be paid in the manner specified below.

The principal of and interest on this System Restoration Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this System Restoration Bond shall be applied first to interest due and payable on this System Restoration Bond as provided above and then to the unpaid principal of and premium, if any, on this System Restoration Bond, all in the manner set forth in the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual, electronic or facsimile signature, this System Restoration Bond shall not be entitled to any benefit under the Indenture referred to below or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually, electronically or in facsimile, by its Responsible Officer.

Date: February 26, 2026	CENTERPOINT ENERGY RESTORATION BOND COMPANY III, LLC, as Issuer

By:
Name:
Title:

INDENTURE TRUSTEE’S
CERTIFICATE OF AUTHENTICATION

Dated: February 26, 2026

This is one of the Series 2026-A, Tranche A-3 Senior Secured System Restoration Bonds, designated above and referred to in the within-mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Indenture Trustee

By:
Name:
Title:

This Senior Secured System Restoration Bond, Series 2026-A, tranche A-3 is one of a duly authorized issue of Series 2026-A Senior Secured System Restoration Bonds of the Issuer (herein called the “Series 2026-A Bonds”), which Series are issuable in one or more tranches. The Series 2026-A Bonds consist of three tranches, including the Tranche A-3 Series 2026-A Senior Secured Bonds, which include this Senior Secured Bond (herein called the “Tranche A-3 System Restoration Bonds”), all issued and to be issued under that certain Indenture dated as of February 26, 2026 (as supplemented by the Series Supplement (as defined below), the “Indenture”), by and among the Issuer, U.S. Bank Trust Company, National Association, in its capacity as indenture trustee (the “Indenture Trustee”, which term includes any successor indenture trustee under the Indenture), and U.S. Bank National Association, in its capacity as a securities intermediary (the “Securities Intermediary”, which term includes any successor securities intermediary under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Series 2026-A Bonds. For purposes herein, “Series Supplement” means that certain Series Supplement dated as of February 26, 2026 by and between the Issuer and the Indenture Trustee. All terms used in this Tranche A-3 System Restoration Bond that are defined in the Indenture, as amended, restated, supplemented or otherwise modified from time to time, shall have the meanings assigned to such terms in the Indenture.

All tranches of the Series 2026-A Bonds are equally and ratably secured by the Trust Estate pledged as security therefor as provided in the Indenture.

The principal of this Tranche A-3 System Restoration Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account for the Series 2026-A Bonds are available therefor, and only until the outstanding principal balance thereof on the preceding Payment Date (after giving effect to all payments of principal, if any, made on the preceding Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule that is attached to the Series Supplement as Schedule A, unless payable earlier because an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders representing a majority of the Outstanding Amount of the Series 2026-A Bonds have declared the Series 2026-A Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture). However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02 of the Indenture. The entire unpaid principal amount of this Tranche A-3 System Restoration Bond shall be due and payable on the Final Maturity Date hereof. Notwithstanding the foregoing, the entire unpaid principal amount of the Series 2026-A Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Series 2026-A Bonds representing a majority of the Outstanding Amount of the Series 2026-A Bonds have declared the Series 2026-A Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture). All principal payments on the Tranche A-3 System Restoration Bonds shall be made pro rata to the Holders of the Tranche A-3 System Restoration Bonds entitled thereto based on the respective principal amounts of the Tranche A-3 System Restoration Bonds held by them.

Payments of interest on this Tranche A-3 System Restoration Bond due and payable on each Payment Date, together with the installment of principal or premium, if any, shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Tranche A-3 System Restoration Bond (or one or more Predecessor Tranche A-3 System Restoration Bonds) on the System Restoration Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Indenture or the Series Supplement, except that (a) upon application to the Indenture Trustee by any Holder owning a Global System Restoration Bond evidencing this Tranche A-3 System Restoration Bond not later than the applicable Record Date, payment will be made by wire transfer to an account maintained by such Holder, and (b) if this Tranche A-3 System Restoration Bond is held in Book-Entry Form, payments will be made by wire transfer in immediately available funds to the account designated by the Holder of the applicable Global System Restoration Bond evidencing this Tranche A-3 System Restoration Bond unless and until such Global System Restoration Bond is exchanged for Definitive System Restoration Bonds (in which event payments shall be made as provided above) and except for the final installment of principal and premium, if any, payable with respect to this Tranche A-3 System Restoration Bond on a Payment Date, which shall be payable as provided below. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the System Restoration Bond Register as of the applicable Record Date without requiring that this Tranche A-3 System Restoration Bond be submitted for notation of payment. Any reduction in the principal amount of this Tranche A-3 System Restoration Bond (or any one or more Predecessor Tranche A-3 System Restoration Bonds) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Tranche A-3 System Restoration Bond and of any Tranche A-3 System Restoration Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then-remaining unpaid principal amount of this Tranche A-3 System Restoration Bond on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice sent no later than five (5) days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of this Tranche A-3 System Restoration Bond and shall specify the place where this Tranche A-3 System Restoration Bond may be presented and surrendered for payment of such installment.

The Issuer shall pay interest on overdue installments of interest at the Bond Interest Rate to the extent lawful.

This Tranche A-3 System Restoration Bond is a “transition bond” as such term is defined in the Securitization Act. Principal and interest on this Tranche A-3 System Restoration Bond are payable from and secured primarily by the System Restoration Property authorized by the Financing Order. System restoration property is known as “transition property” in the Securitization Act. Section 39.310 of the Securitization Act provides that the State of Texas pledges “for the benefit and protection of financing parties and the electric utility, that it will not take or permit any action that would impair the value of the transition property, or except as permitted . . . [through the Transition Charge Adjustment Process] . . . reduce, alter, or impair the transition charges to be imposed, collected, and remitted to financing parties, until the principal, interest, and premium, and any other charges incurred and contracts to be performed in connection with the related transition bonds have been paid and performed in full.”

The Issuer acknowledges that the purchase of this Tranche A-3 System Restoration Bond by the Holder hereof or the purchase of any beneficial interest herein by any Person are made in reliance on the foregoing pledge by the State of Texas.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Tranche A-3 System Restoration Bond may be registered on the System Restoration Bond Register upon surrender of this Tranche A-3 System Restoration Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by, (a) a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an institution which is a member of one of the following recognized signature guaranty programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other signature guaranty program acceptable to the Indenture Trustee, and (b) such other documents as the Indenture Trustee may require, and thereupon one or more new Tranche A-3 System Restoration Bonds of Authorized Denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Tranche A-3 System Restoration Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 2.04 or Section 2.06 of the Indenture not involving any transfer.

Each Holder, by acceptance of a Tranche A-3 System Restoration Bond, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Tranche A-3 System Restoration Bonds or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Issuer, other than from the trust estate securing the Series 2026-A Bonds, (b) any owner of a membership interest in the Issuer (including CEHE) or (c) any shareholder, partner, owner, beneficiary, agent, officer or employee of the Indenture Trustee, the Managers or any owner of a membership interest in the Issuer (including CEHE) in its respective individual or corporate capacities, or of any successor or assign of any of them in their individual or corporate capacities, except as any such Person may have expressly agreed in writing. Each Holder by accepting a Tranche A-3 System Restoration Bond specifically confirms the non-recourse nature of these obligations and waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Tranche A-3 System Restoration Bonds.

Prior to the due presentment for registration of transfer of this Tranche A-3 System Restoration Bond, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Tranche A-3 System Restoration Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Tranche A-3 System Restoration Bond and for all other purposes whatsoever, whether or not this Tranche A-3 System Restoration Bond be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer with the consent of the Holders representing a majority of the Outstanding Amount of all Series 2026-A System Restoration Bonds at the time outstanding of each tranche to be affected and upon the satisfaction of the Rating Agency Condition and the Texas Commission Condition. The Indenture also contains provisions permitting the Holders representing specified percentages of the Outstanding Amount of the Series 2026-A System Restoration Bonds, on behalf of the Holders of all the Series 2026-A System Restoration Bonds, with the satisfaction of the Texas Commission Condition, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Tranche A-3 System Restoration Bond (or any one of more Predecessor Tranche A-3 System Restoration Bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Tranche A-3 System Restoration Bond and of any Tranche A-3 System Restoration Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Tranche A-3 System Restoration Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders issued thereunder, but with the satisfaction of the Texas Commission Condition.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on a Series 2026-A System Restoration Bond and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Issuer with certain conditions set forth in the Indenture, which provisions apply to this Tranche A-3 System Restoration Bond.

The term “Issuer” as used in this Tranche A-3 System Restoration Bond includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders under the Indenture.

The Tranche A-3 System Restoration Bonds are issuable only in registered form in denominations as provided in the Indenture and the Series Supplement subject to certain limitations therein set forth.

This Tranche A-3 System Restoration Bond, the Indenture and the Series Supplement shall be construed in accordance with the laws of the State of Texas, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

Each Holder (by its acceptance of this Tranche A-3 System Restoration Bond) hereby irrevocably submits to the non-exclusive jurisdiction of (A) any Texas State court and any New York State court sitting in The Borough of Manhattan in The City of New York or (B) any U.S. federal court sitting in Texas and any U.S. federal court sitting in The Borough of Manhattan in The City of New York in respect of any suit, action or proceeding arising out of or relating to this Indenture and this Tranche A-3 System Restoration Bond and irrevocably accepts for itself and in respect of its respective property, generally and unconditionally, jurisdiction of the aforesaid courts. Each Holder (by its acceptance of this Tranche A-3 System Restoration Bond) irrevocably waives, to the fullest extent that it may effectively do so under applicable law, trial by jury.

No reference herein to the Indenture and no provision of this Tranche A-3 System Restoration Bond or of the Indenture shall alter or impair the obligation, which is absolute and unconditional, to pay the principal of and interest on this Tranche A-3 System Restoration Bond at the times, place and rate and in the coin or currency herein prescribed.

The Issuer and the Indenture Trustee, by entering into the Indenture, and the Holders and any Persons holding a beneficial interest in any Tranche A-3 System Restoration Bond, by acquiring any Tranche A-3 System Restoration Bond or interest therein, (a) express their intention that, solely for the purpose of U.S. federal income tax and, to the extent consistent with applicable state, local and other tax law, solely for the purpose of state, local and other taxes, the Tranche A-3 System Restoration Bonds qualify under applicable tax law as indebtedness of Utility Holding secured by the Trust Estate and (b) solely for purposes of U.S. federal income tax and, to the extent consistent with applicable state, local and other tax law, solely for purposes of state, local and other taxes, so long as any of the Tranche A-3 System Restoration Bonds are outstanding, agree to treat the Tranche A-3 System Restoration Bonds as indebtedness of Utility Holding secured by the Trust Estate unless otherwise required by appropriate taxing authorities.

The Issuer and the Indenture Trustee, by entering into the Indenture, and the Holders and any Persons holding a beneficial interest in any Tranche A-3 System Restoration Bond, by acquiring any Tranche A-3 System Restoration Bond or interest therein, expressly agree to be bound by the Intercreditor Agreement.

ABBREVIATIONS

The following abbreviations, when used above on this Series 2026-A System Restoration Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common

TEN ENT	as tenants by the entireties

JT TEN	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT	_________________________ Custodian ________________________
	(Custodian)	(minor)
Under Uniform Gifts to Minor Act (____________________)
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee ____________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Tranche A-3 System Restoration Bond and all rights thereunder, and hereby irrevocably constitutes and appoints ____________, attorney, to transfer said Tranche A-3 System Restoration Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
Signature Guaranteed:

The signature to this assignment must correspond with the name of the registered owner as it appears on the within Tranche A-3 System Restoration Bond in every particular, without alteration, enlargement or any change whatsoever.

NOTE: Signature(s) must be guaranteed by an institution that is a member of: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other signature guaranty program acceptable to the Indenture Trustee.